                                                                               .
                                                                               .
                                                                               .
MAVERICK TUBE CORPORATION
HISTORICAL INFORMATION


ENERGY:                                         03/31/05       06/30/05          09/30/05       12/31/05     Total
                                                ----------------------------------------------------------------------
ASSUMPTIONS:
U.S. Domestic:
  Rig Count                                          1,279          1,336             --             --          1,308
  Import Market Share                                37.26%          48.4%          0.00%          0.00%         43.09%
  Inventory Change                                  63,126        153,789             --             --        216,915

  Energy Net Selling Price                      $ 1,265.83     $ 1,262.72          $  --          $  --     $ 1,264.27
  Total Cost/Ton                                $ 1,121.13     $ 1,086.84          $  --          $  --     $ 1,103.99

Canadian:
  Rig Count                                            521            241             --             --            381
  Total OCTG Shipments                             322,181        148,235             --             --        470,416
  OCTG Import Market Share                           45.41%         53.73%          0.00%          0.00%         48.55%
  OCTG Inventory Change                             21,898         60,320             --             --             --

  Energy Net Selling Price                      $ 1,371.30     $ 1,312.63          $  --          $  --     $ 1,341.96
  Total Cost/Ton                                $ 1,135.40     $ 1,081.66          $  --          $  --     $ 1,108.53

Coiled Tubing:
  Coiled Tubing Net Selling Price               $ 2,938.26     $ 3,310.04          $  --          $  --     $ 3,124.15
  Total Cost/Ton                                $ 2,065.53     $ 2,383.44          $  --          $  --     $ 2,224.48


  U.S. Domestic Shipments                          137,654        156,921             --             --        294,575

  Revenues                                      $  174,246     $  198,147          $  --          $  --     $  372,393
  Costs                                            154,329        170,549             --             --        324,878
                                                ----------------------------------------------------------------------

  Gross Profit                                  $   19,918     $   27,598          $  --          $  --     $   47,516
  Gross Profit Margin                                11.43%         13.93%          0.00%          0.00%         12.76%

  Colombia Shipments                                    --          6,990             --             --          6,990

  Revenues                                      $       --     $    6,953          $  --          $  --     $    6,953
  Costs                                                 --          5,776             --             --          5,776
                                                ----------------------------------------------------------------------

  Gross Profit                                  $       --     $    1,177          $  --          $  --     $    1,177
  Gross Profit Margin                                 0.00%         16.93%          0.00%          0.00%         16.93%

  Canadian Shipments                                86,037         50,680             --             --        136,718

  Revenues                                      $  117,984     $   66,524          $  --          $  --     $  184,508
  Costs                                             97,687         54,819             --             --        152,505
                                                ----------------------------------------------------------------------

  Gross Profit                                  $   20,297     $   11,706          $  --          $  --     $   32,003
  Gross Profit Margin                                17.20%         17.60%          0.00%          0.00%         17.34%


  Coiled Tubing Shipments                            7,867          7,850             --             --         15,717

  Revenues                                      $   23,115     $   25,984          $  --          $  --     $   49,099
  Costs                                             16,249         18,710             --             --         34,959
                                                ----------------------------------------------------------------------

  Gross Profit Margin                                6,866          7,274             --             --         14,140
  Gross Profit Margin Percentage                     29.70%         27.99%          0.00%          0.00%         28.80%

  Couplings:
  Revenues                                      $   16,261     $   20,547          $  --          $  --     $   36,808
  Costs                                             10,205         13,907             --             --         24,112
                                                ----------------------------------------------------------------------

  Gross Profit Margin                                6,056          6,640             --             --         12,696
  Gross Profit Margin Percentage                     37.24%         32.32%          0.00%          0.00%         34.49%



  Tolling Selling Volume                            10,037          6,454             --             --         16,492
  Tolling Net Selling Price                     $   197.56     $   220.81          $  --          $  --     $   206.66
  Tolling Other Cost/Ton                        $   166.81     $   191.22          $  --          $  --     $   179.02

  Revenues                                      $    1,983     $    1,425          $  --          $  --     $    3,408
  Costs                                              1,674          1,234             --             --          2,909
                                                ----------------------------------------------------------------------

  Gross Profit                                  $      309     $      191          $  --          $  --     $      500
  Gross Profit Margin                                15.56%         13.40%          0.00%          0.00%         14.66%

  Total Energy Volume                              241,596        228,896             --             --        470,492
  Total Energy Revenues                         $  333,589     $  319,580          $  --          $  --     $  653,169
  Total Energy Costs                               280,144        264,995             --             --        545,139
                                                ----------------------------------------------------------------------

  Total Gross Profit                            $   53,445     $   54,585          $  --          $  --     $  108,030
  Total Gross Profit Margin                          16.02%         17.08%          0.00%          0.00%         16.54%

INDUSTRIAL PRODUCTS:                             03/31/05       06/30/05       09/30/05       12/31/05         Total
                                                ----------------------------------------------------------------------
ASSUMPTIONS:
U.S. Domestic:
    Industrial Products Net Selling Price       $ 1,594.67     $ 1,586.30     $       --     $       --     $ 1,590.61
    Total Cost/Ton                              $ 1,163.21     $ 1,219.46     $       --     $       --     $ 1,190.48

Canadian:
    Industrial Products Net Selling Price       $       --     $ 1,181.64     $       --     $       --     $ 1,456.03
    Total Cost/Ton                              $       --     $ 1,161.83     $       --     $       --     $ 1,433.19


    U.S. Domestic Shipments                         48,330         45,464             --             --         93,793

    Revenues                                    $   77,070     $   72,119     $       --     $       --     $  149,189
    Costs                                           56,217         55,441             --             --        111,659
                                                ----------------------------------------------------------------------

    Gross Profit                                $   20,852     $   16,678     $       --     $       --     $   37,530
    Gross Profit Margin                              27.06%         23.13%          0.00%          0.00%         25.16%

    PCD:
    Revenues                                    $    6,269     $    4,799     $       --     $       --     $   11,068
    Costs                                            5,345          4,351             --             --          9,696
                                                ----------------------------------------------------------------------

    Gross Profit Margin                         $      923     $      448     $       --     $       --     $    1,371
    Gross Profit Margin Percentage                   14.73%          9.34%          0.00%          0.00%         12.39%


    Canadian Shipments                                  --            530             --             --            530

    Revenues                                    $      146     $      627     $       --     $       --     $      772
    Costs                                              144            616             --             --            760
                                                ----------------------------------------------------------------------

    Gross Profit                                $        2     $       11     $       --     $       --     $       12

    Gross Profit Margin                               1.11%          1.68%          0.00%          0.00%          1.57%

    Colombia Shipments                                  --          9,714             --             --          9,714

    Revenues                                    $       --     $    8,314     $       --     $       --     $    8,314
    Costs                                               --          7,923             --             --          7,923
                                                ----------------------------------------------------------------------

    Gross Profit                                $       --     $      391     $       --     $       --     $      391
    Gross Profit Margin                               0.00%          4.71%          0.00%          0.00%          4.71%

    Total Industrial Products Volume                48,330         55,708             --             --        104,037
    Total Industrial Revenues                   $   83,484     $   85,858     $       --     $       --     $  169,342
    Total Industrial Costs                          61,707         68,331             --             --        130,038
                                                ----------------------------------------------------------------------

    Total Industrial Gross Profit               $   21,777     $   17,528     $       --     $       --     $   39,304
    Total Industrial Gross Profit Margin             26.09%         20.41%          0.00%          0.00%         23.21%


                                                  03/31/05        06/30/05       09/30/05       12/31/05         Total
                                                -------------------------------------------------------------------------
    Consolidated Volume                             289,925         284,604             --             --         574,529
    Consolidated Net Sales                      $   417,073     $   405,439     $       --     $       --     $   822,511
    Consolidated Gross Profit                        75,222          72,113             --             --         147,335
    Consolidated Gross Profit Margin                   18.0%           17.8%           0.0%           0.0%           17.9%

    Depreciation - COGS                               5,490           5,183             --             --          10,673

    Depreciation - SG&A                               1,394           1,453             --             --           2,847

    Selling, General & Administrative                18,440          20,627             --             --          39,067

    Partial Trade Case Relief                            --              --                            --

    Interest Expense (Net)                            2,476           3,816             --             --           6,292

    Income (Loss) Before Income Taxes                47,422          41,034             --             --          88,456

    Taxes                                            15,659          12,425             --             --          28,084

    Tax Effected Discontinued HSS Operations           (548)         10,070             --             --           9,522
                                                -------------------------------------------------------------------------

    Net Income                                  $    31,215     $    38,679     $       --     $       --     $    69,894
                                                =========================================================================

    EPS                                         $      0.72     $      0.89     $       --     $       --     $      1.61
                                                =========================================================================

    Fully Diluted Shares Outstanding             43,481,348      43,319,893             --             --      43,404,363


ENERGY:                                           03/31/04       06/30/04        09/30/04       12/31/04       Total
                                                ----------------------------------------------------------------------
ASSUMPTIONS:
U.S. Domestic:
    Rig Count                                        1,119          1,164          1,229          1,249          1,190
    Import Market Share                              30.41%         36.03%         36.44%         36.40%         34.98%
    Inventory Change                                57,066         73,335         (1,852)        (6,444)       122,105

    Energy Net Selling Price                    $   758.65     $ 1,030.11     $ 1,133.60     $ 1,239.77     $ 1,028.71
    Total Cost/Ton                              $   615.18     $   715.85     $   811.23     $ 1,081.83     $   797.74

Canadian:
    Rig Count                                          528            202            326            420            369
    Total OCTG Shipments                           305,558        116,706        188,466        242,864        853,594
    OCTG Import Market Share                         30.32%         39.34%         35.72%         42.63%         36.47%
    OCTG Inventory Change                           20,858         14,871         33,934         67,093        136,756

    Energy Net Selling Price                    $   840.99     $   957.24     $ 1,154.29     $ 1,373.57     $ 1,081.39
    Total Cost/Ton                              $   620.81     $   626.97     $   693.03     $   985.76     $   741.96

Coiled Tubing:
    Coiled Tubing Net Selling Price             $ 2,828.39     $ 2,795.89     $ 2,978.55     $ 4,529.54     $ 3,137.16
    Total Cost/Ton                              $ 1,956.44     $ 1,852.09     $ 2,385.53     $ 2,590.68     $ 2,143.91

    U.S. Domestic Shipments                        159,184        127,204        142,149        132,208        560,745

    Revenues                                    $  120,764     $  131,035     $  161,141     $  163,907     $  576,846
    Costs                                           97,927         91,059        115,316        143,026        447,328
                                             -------------------------------------------------------------------------
    Gross Profit                                $   22,837     $   39,976     $   45,825     $   20,880     $  129,519
    Gross Profit Margin                              18.91%         30.51%         28.44%         12.74%         22.45%

    Canadian Shipments                              88,670         39,533         60,080         74,764        263,047

    Revenues                                    $   74,571     $   37,842     $   69,350     $  102,694     $  284,456
    Costs                                           55,047         24,786         41,637         73,700        195,170
                                             -------------------------------------------------------------------------

    Gross Profit                                $   19,523     $   13,056     $   27,713     $   28,994     $   89,286
    Gross Profit Margin                              26.18%         34.50%         39.96%         28.23%         31.39%

    Coiled Tubing Shipments                          4,660          4,778          4,386          2,704         16,528

    Revenues                                    $   13,181     $   13,358     $   13,064     $   12,248     $   51,850
    Costs                                            9,117          8,848         10,463          7,005         35,434
                                             -------------------------------------------------------------------------

    Gross Profit Margin                              4,063          4,509          2,601          5,243         16,416
    Gross Profit Margin Percentage                   30.83%         33.76%         19.91%         42.80%         31.66%

    Couplings:
    Revenues                                    $       --     $    9,197     $   12,262     $   15,950     $   37,408
    Costs                                               --          9,265         11,143         14,090         34,498
                                             -------------------------------------------------------------------------

    Gross Profit Margin                                 --            (69)         1,119          1,860          2,910
    Gross Profit Margin Percentage                    0.00%         -0.75%          9.13%         11.66%          7.78%

    Tolling Selling Volume                           7,928          4,225          3,020          5,991         21,164
    Tolling Net Selling Price                   $   185.09     $   176.44     $   196.21     $   178.17     $   182.99
    Tolling Other Cost/Ton                      $   156.12     $   155.05     $   155.08     $   141.44     $   151.65

    Revenues                                    $    1,467     $      745     $      593     $    1,067     $    3,873
    Costs                                            1,238            655            468            847          3,210
                                             -------------------------------------------------------------------------

    Gross Profit                                $      230     $       90     $      124     $      220     $      663

    Gross Profit Margin                              15.65%         12.12%         20.96%         20.62%         17.13%
    Total Energy Volume                            260,443        175,739        209,635        215,667        861,484
    Total Energy Revenues                       $  209,983     $  192,176     $  256,410     $  295,865     $  954,434
    Total Energy Costs                             163,329        134,613        179,027        238,669        715,639
                                             -------------------------------------------------------------------------

    Total Gross Profit                          $   46,654     $   57,563     $   77,383     $   57,197     $  238,795
    Total Gross Profit Margin                        22.22%         29.95%         30.18%         19.33%         25.02%


INDUSTRIAL PRODUCTS:                              03/31/04       06/30/04       09/30/04      12/31/04        Total
                                                ----------------------------------------------------------------------
ASSUMPTIONS:
U.S. Domestic:
    Industrial Products Net Selling Price       $   953.40     $ 1,525.48     $ 1,859.73     $ 1,925.70     $ 1,482.49
    Total Cost/Ton                              $   678.65     $   796.12     $   916.34     $ 1,067.86     $   828.00

Canadian:
    Industrial Products Net Selling Price       $       --     $ 1,057.04     $   730.15             --     $ 1,114.59
    Total Cost/Ton                              $       --     $   606.39     $   468.40             --     $   656.52


    U.S. Domestic Shipments                         70,894         66,844         52,029         33,865        223,632

    Revenues                                    $   67,590     $  101,968     $   96,760     $   65,214     $  331,533
    Costs                                           48,112         53,216         47,676         36,163        185,167
                                                ----------------------------------------------------------------------

    Gross Profit                                $   19,478     $   48,753     $   49,084     $   29,051     $  146,366
    Gross Profit Margin                              28.82%         47.81%         50.73%         44.55%         44.15%

    PCD:
    Revenues                                    $       --     $    4,442     $    5,705     $    6,021     $   16,168
    Costs                                               --          3,678          5,100          5,218         13,996
                                                ----------------------------------------------------------------------

    Gross Profit Margin                         $       --     $      764     $      604     $      803     $    2,171
    Gross Profit Margin Percentage                    0.00%         17.19%         10.59%         13.34%         13.43%


    Canadian Shipments                                  --            685            753             --          1,438

    Revenues                                    $      140     $      724     $      550     $      189     $    1,602
    Costs                                               59            415            353            117            944
                                                ----------------------------------------------------------------------

    Gross Profit                                $       81     $      309     $      197     $       72     $      659
    Gross Profit Margin                              57.99%         42.63%         35.85%         37.99%         41.10%

    Colombia Shipments                                  --             --             --             --             --

    Revenues                                    $       --     $       --     $       --     $       --     $       --
    Costs                                               --             --             --             --             --
                                                ----------------------------------------------------------------------

    Gross Profit                                $       --     $       --     $       --     $       --     $       --
    Gross Profit Margin                               0.00%          0.00%          0.00%          0.00%          0.00%

    Total Industrial Products Volume                70,894         67,528         52,782         33,865        225,070
    Total Industrial Revenues                   $   67,730     $  107,134     $  103,015     $   71,424     $  349,303
    Total Industrial Costs                          48,171         57,309         53,130         41,498        200,107
                                                ----------------------------------------------------------------------

    Total Industrial Gross Profit               $   19,559     $   49,825     $   49,885     $   29,926     $  149,195
    Total Industrial Gross Profit Margin             28.88%         46.51%         48.43%         41.90%         42.71%

                                                 03/31/04         06/30/04          09/30/04     12/31/04           Total
                                               ------------------------------------------------------------------------------
    Consolidated Volume                             331,337         243,267         262,418          249,532        1,086,554
    Consolidated Net Sales                     $    277,714     $   299,310    $    359,424     $    367,289     $  1,303,742
    Consolidated Gross Profit                        66,213         107,386         127,266           87,122          387,994
    Consolidated Gross Profit Margin                   23.8%           35.9%           35.4%            23.7%            29.8%

    Start-Up                                             --              --              --               --               --

    Depreciation - COGS                               4,935           5,405           5,338            5,748           21,426

    Depreciation - SG&A                               1,342           1,428           1,533            1,649            5,952

    Selling, General & Administrative                17,314          20,309          19,555           21,195           78,375

    Partial Trade Case Relief                            --              --            (740)          (2,893)          (3,633)

    Interest Expense (Net)                            2,618           2,677           2,076            3,003           10,374

    Income (Loss) Before Income Taxes                40,004          77,566          98,763           55,526          271,867

    Taxes                                            14,794          29,702          37,861           21,312          103,669

    Tax Effected Discontinued HSS Operations          5,114          10,130           6,888            1,417           23,549

    Tax Effected Cumulative Effect of
       application of FIN 46                         (1,584)             --              --               --           (1,584)
                                               ------------------------------------------------------------------------------

    Net Income                                 $     28,740     $    57,994    $     68,531     $     38,525     $    193,796
                                               ==============================================================================

    EPS                                        $       0.68     $      1.36    $       1.60     $       0.90     $       4.53
                                               ==============================================================================

    Fully Diluted Shares Outstanding             42,413,198      42,734,149      42,872,304       42,994,072       42,751,303